CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated December 4, 1996, relating to the consolidated financial statements of Visual Data Corporation and subsidiary, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                        /S/ GOLDSTEIN LEWIN & CO.
                                        -------------------------
                                            GOLDSTEIN LEWIN & CO.


Boca Raton, Florida
June 6, 1997